UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): April 30, 2007

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its charter)



    DELAWARE                         0-15886                   13-3138397
--------------------------------------------------------------------------------
    (State of                      (Commission              (I.R.S. Employer
  organization)                    File Number)            Identification No.)





      One Penn Plaza, New York, NY                                10119
--------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (914) 933-6027

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
Item 7.01  Regulation FD Disclosure

         The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure". This information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On April 30, 2007, The Navigators Group, Inc. issued a press release announcing its earnings for the first quarter of 2007. This press release is attached hereto as Exhibit 99.1.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE NAVIGATORS GROUP, INC.
                                       --------------------------
                                       (Registrant)


                                          /s/ Elliot S. Orol
                                       -----------------------------------------
                                       Name: Elliot S. Orol
                                       Title: Senior Vice President, General
                                              Counsel and Secretary


Date: April 30, 2007

     INDEX TO EXHIBITS

Number     Description
------     -----------

 99.1      First Quarter Earnings Release dated April 30, 2007.